Exhibit 10.40

*** Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(b)(4)

and 203.406

ANCILLARY AGREEMENT TO A MEMORANDUM OF UNDERSTANDING

ENTERED INTO AS OF JULY 14TH, 2011.

AMONG:	BIOAMBER INC., a legal entity duly existing, having its head office located at 1250 Rene-Levesque West, Suite 4110, Montreal, Quebec, Canada, H3B 4W8, represented for the purposes hereof by Mr. Jean-François Huc, its President, duly authorized as he so declares;

(“BioAmber”)

AND:	MITSUBISHI CHEMICAL CORPORATION, a legal entity duly existing, having its principal place of business located at [***], represented for the purposes hereof by [***], duly authorized as he so declares;

(“MCC”)

AND:	PTT MCC BIOCHEM LTD., a legal entity duly existing, having its principal place of business located at [***], represented for the purposes hereof by [***], duly authorized as he so declares;

(“PTT-MCC”)

(BioAmber, MCC and PTT-MCC being collectively referred to as the “Parties” and individually as a “Party”)

WHEREAS BioAmber, MCC and Mitsui & Co., Ltd. (“Mitsui”) have signed, as of March 7, 2011, a Memorandum of Understanding setting forth the basis of a strategic relationship in the field of biobased succinic acid, PBS and modified PBS (the “MOU”);

WHEREAS, subsequent to the entry into force of the MOU, MCC has established, with PTT Public Limited Company, a joint-venture in the field of PBS products named PTT-MCC BIOCHEM, Ltd.;

WHEREAS PTT-MCC wishes to confirm to BioAmber that it will be bound by certain provisions of the MOU agreed to by MCC in connection with the supply to BioAmber of PBS products;

* Confidential treatment requested

ACCORDINGLY, THE PARTIES AGREE AS FOLLOWS:

1	SUPPLY OF PBS PRODUCTS

1.1	PTT-MCC hereby agrees that it will supply BioAmber with PBS products in order for BioAmber and its affiliates to manufacture modified PBS products, according to the terms initially set forth between BioAmber and MCC in the MOU.

1.2	Accordingly, by August 15, 2011, BioAmber and PTT-MCC will negotiate a supply agreement pursuant to which BioAmber will be entitled to purchase a portion of PBS products produced by PTT-MCC for subsequent modification and sale by BioAmber’s Sinoven division as modified PBS.

Nothing provided herein shall be deemed to amend, modify or reduce BioAmber’s or MCC’s rights and obligations under the MOU.

2	PARTICIPATION IN THE ASIA BSA JV

2.1	PTT-MCC and BioAmber agree that it is their intent, subject to the satisfactory outcome of a feasibility study by both parties, to proceed with a biobased Succinic Acid production plant, to be built in Thailand (the “Asian Plant”) and to be financed and built through the Asia BSA JV (as defined in the MOU).

2.2	Subject to section 2.1, PTT-MCC will consider taking an equity participation in the Asia BSA JV [***], subject to Mitsui and BioAmber collectively retaining a controlling interest in the Asia BSA JV. The PTT-MCC equity stake in the Asia BSA JV will not [***]

2.3	Subject to sections 2.1 and 2.2, PTT-MCC and BioAmber will negotiate an operating agreement [***]

2.4	BioAmber will license the BioAmber Technology to the Asia BSA JV, including all technology innovations in consideration of which BioAmber will receive [***]. In the event that the BioAmber Technology licensed to the Asia BSA JV incorporates elements of the MCC Technology, BioAmber will pay to MCC [***]. The [***] paid to MCC will be defined in the joint development and cross-licensing agreement described in section 2.3 in the MOU.

* Confidential treatment requested

2.5	In the event BioAmber develops a commercially viable technology for converting Biobased Succinic Acid to 1,4 butanediol, PTT-MCC and BioAmber will have the option to initiate a negotiation pursuant to which BioAmber may license such technology to the Asia BSA JV at terms to be negotiated and agreed upon by the parties.

2.6	The tentative timeline for the Asian plant will be targeted as follows:

2.6.1	2012: Execute an agreement detailing the structure and operation of the Asia BSA JV and Asian Plant, respective roles, financing, off-take terms, etc.; and

2.6.2	2014: Commission the Asian Plant

3	NEGOTIATION AND EXECUTION OF AGREEMENTS

3.1	Upon execution of this Agreement, the Parties will negotiate in good faith with the view to executing contracts setting out the agreements contained herein in detail as soon as possible.

4	TERM AND TERMINATION

4.1	This Agreement shall be effective from the date hereof.

4.2	In the event of a material deadlock between the Parties concerning any issue arising from this Agreement, any Party may terminate this Agreement upon written notice to the other to such effect.

5	ASSIGNMENT

5.1	No party may assign its rights and obligations pursuant to this Agreement to any third party without the prior written consent of the other party, which may not be unreasonably withheld or delayed. Notwithstanding the preceding, a Party may assign its rights to any affiliate in which it owns at a minimum a 50% equity stake or an affiliate which owns at a minimum a 50% equity stake in the Party.

6	NOTICE

6.1	All notice, consents, requests and other communications hereunder shall be in writing in the English language and shall be deemed validly given (i) upon personal delivery in case of personal delivery or (ii) five (5) days after transmission in case of facsimile (if sent by facsimile, the said notice, consents, requests and communications shall be confirmed by registered mail or major international delivery services on the following business day) or after being sent in case of registered prepaid airmail letter or major international delivery services, to be served at the following addresses:

* Confidential treatment requested

If to BioAmber: at the address indicated in the MOU

If to MCC: at the address indicated in the MOU

If to PTT-MCC: [***]

7	CONFIDENTIALITY

This Agreement, its content and any disclosure of information in connection therewith are subject to the Confidentiality Agreement dated June 21, 2011 entered into between BioAmber S.A.S. and PTTMCC and Mitsui & Co.

8	GENERAL PROVISIONS

8.1	This Agreement may be modified in whole or in part by common agreement between the parties and solely in writing.

8.2	The titles are used for convenience only and do not affect the significance or the reach of the sections they refer to.

8.3	This Agreement shall be governed by the laws of the State of New York, without regard to its conflicts of law principles, and the Parties agree to attorn to the exclusive jurisdiction of the courts of the State of New York.

8.4	Unless otherwise specifically agreed by the Parties, each Party shall bear and pay all cost and expense incurred by it to execute this Agreement.

* Confidential treatment requested

IN WITNESS WHEREOF, THE PARTIES HAVE EXECUTED THIS AGREEMENT ON THE DATE FIRST ABOVE MENTIONED.

BIOAMBER INC.

By:	/s/ Jim Millis
Jim Millis

MITSUBISHI CHEMICAL CORPORATION

By:	/s/ [***]
[***]

PTT MCC BIOCHEM CO., LTD.

By:	/s/ [***]
[***]

* Confidential treatment requested

AMENDMENT TO ANCILLARY AGREEMENT

ENTERED INTO AS OF SEPTEMBER 13TH, 2011.

AMONG:	BIOAMBER INC., a legal entity duly existing, having its head office located at 3850 Annapolis Lane North, Minneapolis MN, 55447, represented for the purposes hereof by Mr. Jean-François Huc, its President & Chief Executive Officer, duly authorized as he so declares;

(“BioAmber”)

AND:	MITSUBISHI CHEMICAL CORPORATION, a legal entity duly existing, having its principal place of business located at [***], represented for the purposes hereof by [***], duly authorized as he so declares;

(“MCC”)

AND:	PTTMCC BIOCHEM LTD., a legal entity duly existing, having its principal place of business located at [***], represented for the purposes hereof by [***], duly authorized as he so declares;

(“PTTMCC”)

(BioAmber, MCC and PTT-MCC being collectively referred to as the “Parties” and individually as the “Party”)

WHEREAS BioAmber, MCC and Mitsui & Co., Ltd. (“Mitsui”) executed a Memorandum Of Understanding as of March 7, 2011, setting forth the basis of a strategic relationship in the field of bio-based succinic acid (“BSA”), PBS and modified PBS (the “1st MOU”);

WHEREAS the Parties executed an Ancillary Agreement to a Memorandum Of Understanding as of July 14, 2011 (the “2nd MOU”), which included provisions relating to their participation in the Asia BSA JV (as defined in the 1st MOU) for the purpose of building and operating the Asian Plant (as defined in the 2nd MOU);

WHEREAS the Parties are now at a stage where each is prepared to commit significant time and effort to the planning, structuring and financing of Asia BSA JV and the Asian Plant and wish to define the scope of their respective undertakings in connection therewith by way of an Addendum to the 2nd MOU;

* Confidential treatment requested

ACCORDINGLY, THE PARTIES AGREE AS FOLLOWS:

1	STATEMENT OF INTENT

1.1

The intention of the Parties in executing this Amendment to the 2nd MOU (the “Agreement”) is to work together (i) to complete a feasibility study of the Asia BSA JV and the Asian Plant, (ii) to prepare the necessary agreements, engineering and permits needed to build the Asian Plant, (iii) to implement the Asia BSA JV, and (iv) to build and commission the Asian Plant.

1.2	The Parties have accordingly established a work plan to be executed in 4 phases (the “Work Plan”) and agree to collaborate and use their best efforts to execute the Work Plan and complete the deliverables provided for therein by the target dates indicated.

2	WORK PLAN

2.1	Phase 1. Phase 1 of the Work Plan has a target completion date of [***].

2.1.1	Key Deliverables. Phase 1 of the Work Plan is comprised of the following deliverables:

2.1.1.1	A feasibility study of the Asian Plant, including the following elements:

[***]

2.1.1.2

 Negotiation in good faith of terms and conditions of the Asia BSA JV and the Asian Plant on the basis of terms set out in the 1st MOU and the 2nd MOU and drafting the Transaction Documents (as defined in Section 12.1).

2.1.1.3	Securing a [***] in respect of the Asian Plant.

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2.1.2	Information.

2.1.2.1	For the purposes of Phase 1, the following information will be supplied by BioAmber:

[***]

2.1.2.2	For the purposes of Phase 1, the following information will be supplied by PTTMCC:

[***]

2.1.3	Milestones. The milestones for Phase 1 of the Work Plan are:

2.1.3.1	[***] (the “Site”).

2.1.3.2	[***].

2.2	Phase 2. Phase 2 of the Work Plan has a target completion date of [***].

2.2.1	Key Deliverables. Phase 2 of the Work Plan is comprised of the following deliverables:

2.2.1.1	Finalized Site-specific engineering for the Asian Plant (adaptation of basic engineering to Site);

2.2.1.2	Execution of an agreement for the lease or purchase of Site;

2.2.1.3	Execution of a supply contracts for utilities, services, sugar, CO2, other raw materials;

2.2.1.4	Issuance of all necessary permits for the Asia BSA JV and/or Asian Plant;

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2.2.1.5	Selection of the EPC firm for the Asian Plant;

2.2.1.6	Secure funding for Asia BSA JV and Asian Plant.

2.2.2	Information.

2.2.2.1	For the purposes of Phase 2, BioAmber will provide [***];

2.2.3	Milestones. The milestones for Phase 2 of the Work Plan are:

[***]

2.3	Phase 3. Phase 3 of the Work Plan has a target completion date of [***].

2.3.1	Key Deliverables. Phase 3 of the Work Plan is comprised of the following deliverables:

2.3.1. 1	Finalization of detailed engineering plans for the Asian Plant;

2.3.1.2	Procurement of equipment for the Asian Plant;

2.3.1.3	Construction of the Asian Plant;

2.3.1.4	Hiring of management and staff personnel for the Asian Plant;

2.3.1.5	Training of key personnel at BioAmber plant in Sarnia;

2.3.1.6	Retention of an accounting firm by the Asia BSA JV to book and track costs.

2.3.2	Milestones. The milestones for Phase 3 of the Work Plan are:

[***]

2.4	Phase 4. Phase 4 of the Work Plan has a target completion date of [***].

2.4.1	Key Deliverables. Phase 4 of the Work Plan is comprised of the following deliverables:

2.4.1.1	Water testing at the Asian Plant;

2.4.1.2	Start-up of operations at the Asian Plant.

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2.4.2	Milestones. The milestones for Phase 4 of the Work Plan are:

[***]

3	ROLES AND RESPONSIBILITIES

3.1	The roles and responsibilities of each Party in connection with each Phase of the Work Plan will be agreed by the Parties prior to the commencement of such Phase.

4	TRANSACTION DOCUMENTS

4.1	The participation of MCC and PTTMCC in the Asian BSA JV would require negotiation and execution of documents customary to such a transaction, including the following (the “Transaction Documents”), each with customary terms, conditions, representations and warranties, including confidentiality and standstill undertakings, and, upon their execution, being binding upon the parties thereto:

4.1.1	A joint-venture agreement between the Parties and, as the case may be, Mitsui;

4.1.2	An operating agreement [***];

4.1.3	A license agreement between BioAmber, as licensor, and the Asian BSA JV, as licensee, with respect to the BioAmber Technology (as defined in the 1st MOU);

4.1.4	An exclusive “off-take” supply agreement between the Asian BSA JV, as supplier, and PTTMCC for BSA produced by the Asian Plant.

4.2	The execution of the Transaction Documents by each of the Parties is subject to completion of Phase 2 of the Work Plan and the approval of the Transaction Documents by the board of directors or the appropriate governing bodies of each of the Parties.

5	PUBLIC DISCLOSURE

5.1

The Parties agree that it is their intent to publicly disclose their proposed relationship described in this Agreement, subject to the Parties agreeing on the content of any press release and the moment of its release. The Parties agree that the initial press release attached hereto as Schedule A is approved by the Parties and is scheduled to be released on September 14th, 2011.

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6	CONFIDENTIALITY

6.1

This Agreement and all information exchanged by the Parties pursuant thereto (i) will remain the property of the Party providing it (ii) will be subject to the Confidentiality Agreement dated June 21st, 2011, entered into between BioAmber S.A.S., PTTMCC and Mitsui, and (iii) will be considered confidential for a period of [***] following its disclosure. Notwithstanding the preceding, PTTMCC will use reasonable efforts to ensure that all information disclosed by BioAmber which is submitted to the Thai government or other agencies remains confidential.

7	STANDSTILL

7.1	After the Parties are mutually satisfied with the feasibility study and Phase 1 of the Work Plan is completed, BioAmber will provide the basic engineering process package. In the event that PTTMCC notifies BioAmber at the conclusion of Phase 2 of the Work Plan that it will not proceed with the Asian BSA JV or the Asian Plant, [***]. In the event that BioAmber notifies PTTMCC at the conclusion of Phase 2 of the Work Plan that it will not proceed with the Asian BSA JV or the Asian Plant, [***].

8	PARTICIPATION OF MITSUI

8.1	The parties agree that, in the event BioAmber executes definitive agreements with Mitsui concerning a Thai plant, Mitsui will automatically become a party to this Agreement, and shall be bound by its provisions. Mitsui may participate directly in the Asia BSA JV or with BioAmber through a jointly held legal entity.

9	COSTS

9.1	Each Party will assume its own costs (personnel, travel, consultants, legal) in connection with this Agreement and the Work Plan. Notwithstanding the preceding, the Parties agree to jointly pay for third party fees related to soil testing, environmental assessments, engineering and other project related costs beginning in Phase 2 of the Work Plan.

10	ADDENDUM TO THE 2ND MOU

10.1	This Agreement is an addendum to the 2nd MOU and forms an integral part thereof. Except as amended by this agreement, all provisions of the 2nd MOU remain in full force and effect between the parties.

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IN WITNESS WHEREOF, THE PARTIES HAVE EXECUTED THIS AGREEMENT ON THE DATE FIRST ABOVE MENTIONED.

BIOAMBER INC.

By:	/s/ Jean-François Huc
Jean-François Huc

MITSUBISHI CHEMICAL CORPORATION

By:	/s/ [***]
[***]

PTT MCC BIOCHEM LTD.

By:	/s/ [***]
[***]

* Confidential treatment requested

SCHEDULE A

PRESS RELEASE TO BE ISSUED ON SEPTEMBER 14th, 2011

BioAmber Partners with PTT MCC Biochem for PBS production in Thailand

Minneapolis, MN 14 September 2011 – PTT MCC Biochem (PTTMCC), a joint venture between PTT PLC and Mitsubishi Chemical, has selected BioAmber Inc. as its partner for a polybutylene succinate (PBS) plant that will begin construction in Thailand in 2012. BioAmber will build a biobased succinic acid plant in Thailand and supply PTTMCC with biobased succinic acid on an exclusive basis. Succinic acid is the principal starting material for the production of PBS, along with 1,4-butanediol.

PTTMCC plans to take an interest in BioAmber’s succinic acid plant and secure off-take for a portion of the plant’s capacity. The plant will be built in proximity to PTTMCC’s PBS plant, and both plants are expected to come online in 2014. After evaluating the various biosuccinic acid technologies, PTTMCC concluded that BioAmber’s platform offered the lowest cost biosuccinic acid with the lowest technological risk. By securing BioAmber’s cost competitive succinic acid, PTTMCC expects to drive down the manufacturing cost of biobased PBS, a renewable, biodegradable polymer that has significant growth potential and strong patent protection thanks to a recently issued Mitsubishi Chemical patent.

The partners have begun a feasibility study to determine the exact location of the succinic acid plant, which could be built next to the PBS plant at the Map Ta Phut site in Rayong. At peak capacity BioAmber expects to produce 65,000 MT of succinic acid on the site. BioAmber also plans to produce 50,000 MT of biobased 1,4-butanediol on site, using its technology licensed exclusively from DuPont to convert biobased succinic acid directly to 1,4-butanediol in an integrated process. PTTMCC will help BioAmber secure biomass for the plant, which will initially source sugar from cane and/or tapioca, and subsequently biomass sugars.

“BioAmber operates the world’s only large-scale biobased succinic acid plant and is already Mitsubishi Chemical’s sole supplier of biobased succinic acid. BioAmber has proven the quality and cost of its biosuccinic acid and we have been working together for a number of months to further improve the technology,’” said Shigeru Handa, General Manager of Mitsubishi Chemical’s Sustainable Resources Business Development Department and a member of the PTTMCC board of directors. “Partnering with BioAmber will allow PTTMCC to have competitive biosuccinic acid from a local source by 2014” he added.

“Securing the lowest cost succinic acid was a priority for PTTMCC” said Worawat Pitayasiri, Managing Director of PTTMCC. “BioAmber’s commitment to building a large scale plant in Thailand will benefit our company and represents a major investment in Thailand by a leading US-based renewable chemicals company,” he added.

“This partnership is a testament to our market leadership in succinic acid. We are proud that PTTMCC Biochem chose BioAmber as the succinic acid supplier for its PBS venture,” added Jean-Francois Huc, the CEO of BioAmber. “With its strong patent portfolio, PTTMCC Biochem is poised to be the dominant player in biobased PBS and this partnership gives BioAmber a strong position in a fast growing segment of the biosuccinic acid market,” he added.

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About BioAmber Inc.

BioAmber, a renewable chemistry company, is the market leader in the development and commercialization of biobased succinic acid and derivatives including modified PBS, a biodegradable plastic offering better heat resistance and processability than other biopolymers. BioAmber operates the world’s only large-scale biobased succinic acid plant and has partnerships with market leaders including Cargill, DuPont Applied Biosciences, Mitsui & Co., Mitsubishi Chemical and PTTMCC Biochem. BioAmber is also leveraging its succinic acid experience and know-how to develop a biobased adipic acid platform. The company has offices and research labs in Minneapolis, MN, an office in Montreal, a sales office in Shanghai, China and a production plant in Pomacle, France. For more information, see www.bio-amber.com.

About PTT MCC Biochem Company Limited

PTT MCC Biochem was established to develop and produce Polybutylene Succinate or PBS, a biodegradable plastic that is derived from sugar with a lower carbon footprint than conventional plastics. The company is a joint venture between PTT Public Company Limited (PTT) of Thailand and Mitsubishi Chemical Corporation (MCC) of Japan with the shareholding proportion of 50% each. The company has the head office in Bangkok, and the plant site is expected to be in Map Ta Phut, Rayong, Thailand.

BioAmber Media Contact

Kathryn Sheridan

Sustainability Consult

ks@sustainabilityconsult.com

Phone: 202 470 3239 (US) / +32 496 116198 (Europe)

BioAmber Investor Relations

Mike Hartmann

Executive Vice President

mike.hartmann@bio-amber.com

Phone: 514 844 8000 extension 120

PTT MCC Biochem Contact

Rathakorn Kampanathsanyakorn

Manager, Business Development & Planning Department

PTTMCC Biochem Company Limited

rathakorn.k@pttplc.com

Tel: +66 2 537 3637

* Confidential treatment requested